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                                 EXHIBIT 10.0


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                             ARGO BANCORP, INC.
                1996 MANAGEMENT RECOGNITION AND RETENTION PLAN


                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

      1.01 Argo Bancorp, inc. hereby establishes the 1996 Management Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in this Management Recognition and Retention Plan.

                                  ARTICLE II
                              PURPOSE OF THE PLAN

      2.01 The purpose of the Plan is to retain Executive Officers and Employees of experience and ability by providing such persons with a proprietary interest in the Company as compensation for their contributions to the Company and its Affiliates, as an incentive to make such contributions and to promote the Company's growth and profitability in the future.

                                  ARTICLE III
                                  DEFINITIONS

      The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

      3.01 "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

      3.02  "Bank" means Argo Federal Savings Bank, F.S.B..

      3.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any or if none, his estate.

      3.04  "Board" means the Board of Directors of the Company.



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      3.05 "Committee" means a committee consisting of the entire Board of
Directors or consisting solely of two or more members of the Board of Directors who are defined as Non- Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission, which committee shall be responsible for administering this Plan.

      3.06 "Common Stock" means shares of the common stock, $.01 par value per share, of the Company.

      3.07  "Company" shall mean  Argo Bancorp, Inc.

      3.08 "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Recipient to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

      3.09 "Employee" means any person who is currently employed by the Company or an Affiliate, including officers.

      3.10 "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

      3.11 "Plan Shares" means shares of Common Stock issued or issuable to a Recipient pursuant to the Plan.

      3.12 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

      3.13 "Recipient" means an Employee who receives a Plan Share Award under the Plan.

      3.14 "Retirement" with respect to a Recipient means termination of employment which constitutes retirement under any tax qualified plan maintained by the Company or by reaching age 65. However, "retirement" will not be deemed to have occurred if a Participant continues to serve on the Board of Directors of the Company or an Affiliate of the Company.

      3.15 "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.


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                                  ARTICLE IV
                          ADMINISTRATION OF THE PLAN

      4.01 Role of the Committee. The Plan shall be administered and interpreted
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by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

      4.02 Limitation on Liability. No member of the Board or the Committee
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shall be liable for any determination made in good faith with respect to the
Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                   ARTICLE V
                       CONTRIBUTIONS; PLAN SHARE RESERVE

      5.01 Amount and Timing of Contributions. At the Effective Date and
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thereafter as necessary, the Company shall contribute to the Trust an amount sufficient to purchase 12,500 shares of Common Stock. No contributions by Employees shall be permitted.

      5.02 Investment of Trust Assets; Creation of Plan Share Reserve. The
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Trust's assets may be invested exclusively in Common Stock. Shares of stock held in the Trust shall constitute the "Plan Share Reserve." Any earnings received with respect to Common Stock held in the Plan Share Reserve (and earnings on such earnings) shall be held in an interest bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Award (and earnings on such earnings) shall be held in an interest bearing account on behalf of the individual Recipient.

      5.03  Effect of Allocations and Forfeitures Upon Plan Share Reserves.
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Upon the allocation of Plan Share Awards under Section 6.02, or the decision of the Committee to sell Plan Shares and return the proceeds to the Company, the Plan Share Reserve shall be reduced by the number of Plan Shares subject to the Plan Share Awards so allocated or sold. Any

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Plan Shares subject to a Plan Share Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.

                                  ARTICLE VI
                           ELIGIBILITY; ALLOCATIONS

      6.01  Eligibility.  Employees of the Company and its Affiliates are
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eligible to receive Plan Share Awards.

      6.02  Allocations.
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      (a) The Committee may determine which of the Executive Officers and
Employees referenced in Section 6.01 above shall be granted Plan Share Awards, the number of shares covered by each Award and the manner in which Plan shares shall be earned (vested) under each award; provided, however, that all Plan Share Awards shall be made in lots divisible by five (5).

      (b) Notwithstanding anything contained herein to the contrary, the number of Plan Shares covered by Plan Share Awards may not exceed the number of Plan Shares in the Plan Share Reserve immediately prior to the grant of such Plan Share Awards, and provided further, that in no event shall any Plan Share Awards
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be made which will violate the Charter or Bylaws of the Company or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, such shares shall be returned to and remain in the Plan Share Reserve until used to satisfy subsequent Plan Share Awards or until the termination of the Plan.

      6.03 Form of Allocation. As promptly as practicable after a determination
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is made pursuant to Section 6.02 that a Plan Share Award has been granted, the recipient shall be notified in writing of the grant of a Plan Share Award. Such notice shall include the number of Plan Shares covered by the Plan Share Award, and the terms upon which the Plan Shares subject to the Plan Share Award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

      6.04 Allocations Not Required. Notwithstanding anything to the contrary in
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Sections 6.01 and 6.02, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Plan Share Awards being at the total discretion of the Committee, nor shall the Executive Officers or the salaried Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board, may) direct the Trustee to sell all Common Stock in the Plan Share Reserve and return the proceeds from such sale to the Company at any time. The Company shall have the right of first refusal upon the sale of any Common Stock by the Trustee.


                                  ARTICLE VII
            EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS



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      7.01  Earning Plan Shares; Forfeitures.
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            (a)    General Rules. Unless the Committee shall specifically state
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to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned annually by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award beginning on the date that is six months after the date of grant and thereafter on each succeeding anniversary of the date Plan Shares first were earned under the Plan Share Award. Notwithstanding the foregoing, the Committee may provide for a less or more rapid earnings rate than that set forth herein. If the employment of a Recipient is terminated prior to the time the Plan Share Award is completely earned for any reason (except as specifically provided in Subsections (b), (c) or (e) below), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned.

      In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the last anniversary in which the Plan Share Award vests.

            (b)   Exception for Terminations Due to Death or Disability.
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Notwithstanding the general rule contained in Section 7.01(a) above, all Plan
Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or an Affiliate terminates due to death or Disability, shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate. Provided, however, that if the Recipient's last day of employment terminates due to Disability within one year of the date of Conversion, the shares earned by the Recipient may not be disposed of by the Recipient during the one-year period following the Conversion.

            (c) Exception for Terminations After a Change in Control.
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Notwithstanding the general rule contained in Section 7.01(a) above, all Plan
Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or an Affiliate terminates following a change in control of the Bank or Company, shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate. For purposes of this Plan, a "Change in Control" of the Bank or Company shall mean an event of a nature that; (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act of 1933, as amended, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities

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except for any securities of the Bank purchased by the Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax-qualified employee benefit plan of the Association; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or (D) a solicitation of shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Company.

            (d) Revocation for Misconduct. Notwithstanding anything herein to
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the contrary, the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the Company or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for cause. "Cause" is defined as intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Company or a final cease-and-desist order. For purposes of this definition, no act, or failure to act, on the Employee's part, shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company or its Affiliates. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the numbers of the Board of Directors at a meeting of the board called and held for that purpose (after reasonable notice to the Employee and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Employee was guilty of conduct justifying termination for Cause and specifying the particulars thereof in detail. The Employee shall not have the right to receive compensation or other benefits for any period after termination for Cause.

            (e) Exception for Retirement. Notwithstanding the general rule
                ------------------------
contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or an Affiliate terminates due to Retirement and who,

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as of the Recipient's last day of employment with the Company or Affiliate, is a director of the Company or an Affiliate shall not be forfeited and shall continue to be earned as provided by Section 7.01(a); provided, however, that any unearned Plan Shares shall be forfeited upon such Recipient's termination of services as a director of the Company or any Affiliate. Plan Shares earned pursuant to this subsection shall be otherwise subject to the provisions of this Plan.

      7.02 Accrual of Dividends. Whenever Plan Shares are paid to a Recipient or
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Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount attributable to any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was granted and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends so paid out.

      7.03 Tax Benefit Payment. Whenever Plan Shares and dividends (if
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applicable) are paid to a Recipient or Beneficiary under Section 7.03, such
Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid a Tax Benefit Payment of cash equal to the federal and state income tax payable by the Recipient or Beneficiary with respect to such distribution of Plan Shares and dividends.


      7.04  Distribution of Plan Shares.
            ---------------------------

            (a)   Timing of Distributions:  General Rule.  Plan Shares,
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dividends and Tax Benefit Payments shall be distributed to the Recipient or his
Beneficiary, as the case may be, as soon as practicable after the Plan Shares have been earned.

            (b) Form of Distribution. All Plan Shares, together with any shares
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representing stock dividends, shall be distributed in the form of Common Stock.
One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated dividends (and earnings thereon, if any) and Tax Benefit Payments shall be made in cash or Common Stock.

            (c) Withholding. Awards under this Plan shall be subject to tax
                -----------
withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Recipient.

      7.05 Voting of Plan Shares. After a Plan Share Award has been granted, the
           ---------------------
Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.04, subject to rules and procedures adopted by the Committee for this

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purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Plan Shares which have been awarded and voted.

                                 ARTICLE VIII
                                 MISCELLANEOUS

      8.01 Adjustments for Capital Changes. In the event of any change in the
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outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the Committee shall adjust the aggregate number of Plan Shares available for issuance pursuant to the Plan and shall adjust the number of shares to which any Plan Share Award relates to prevent dilution or enlargement of the rights granted to the Recipient under the Plan.

      8.02 The Committee may at any time, and from time to time, modify or amend the Plan in any respect. Notwithstanding the preceding, no such termination, modification or amendment may affect the rights of a Recipient under an outstanding Award.

      8.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall
           ---------------
not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03.

      8.04 Employment Rights. Neither the Plan nor any grant of a Plan Share
           -----------------
Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Executive Officer or Employee to continue in the employ of the Company or an Affiliate thereof, or the Company.

      8.05 Voting and Dividend Rights. No Recipient shall have any voting or
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dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually distributed to him or her.

      8.06  Governing Law.  The Plan and Trust shall be governed by the laws of
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the State of Delaware to the extent not pre-empted by the laws of the United
States.

      8.07 Term of Plan. This Plan shall remain in effect until the earlier of
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(1) 21 years from the Effective Date, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.



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      IN WITNESS WHEREOF, the Company has established this Plan to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the 27th day of August, 1996.



                                          By:
                                                /s/ Frances M. Pitts
                                                --------------------
                                                Secretary
                                                Argo Bancorp, Inc.

Attest:



/s/ Carol J. Delgado, Sr. VP
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